Deutsche Asset
& Wealth Management
                                                                       [DB Logo]


Summary Prospectus | December 1, 2015



Deutsche CROCI (Reg. TM) International Fund





 CLASS/Ticker    A   SUIAX    B   SUIBX    C   SUICX    R6   SUIRX    INST   SUIIX    S   SCINX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated December 1, 2015, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 20) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                         A          B          C          R6        INST          S
                                ----------  ---------  ---------  ----------  ----------  ---------
Maximum sales charge (load)
imposed on purchases, as %
of offering price                    5.75     None       None        None        None       None
-------------------------------      ----     --         --          -           -          --
Maximum deferred sales
charge (load), as % of
redemption proceeds                None     4.00       1.00          None        None       None
-------------------------------    ------   ----       ----          -           -          --
Redemption/exchange fee on
shares owned less than 15
days, as % of redemption
proceeds                             2.00   2.00       2.00           2.00        2.00    2.00
-------------------------------    ------   ----       ----          -----       -----    ----
Account Maintenance Fee
(annually, for fund account
balances below $10,000 and
subject to certain exceptions)    $   20    $20        $20           None        None     $20
-------------------------------   -------   ----       ----          -----       -----    ----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                      A          B          C          R6        INST           S
                              ---------  ---------  ---------  ----------  ----------  ----------
Management fee                    0.56       0.56       0.56       0.56        0.56        0.56
-----------------------------     ----       ----       ----       ----        ----        ----
Distribution/service (12b-1)
fees                              0.21       1.00       1.00      None        None        None
-----------------------------     ----       ----       ----      -----       -----       -----
Other expenses                    0.31       0.59       0.29       0.19        0.26        0.33
-----------------------------     ----       ----       ----      -----       -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                          1.08       2.15       1.85       0.75        0.82        0.89
-----------------------------     ----       ----       ----      -----       -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      R6      INST         S
-------  --------  --------  --------  ------  --------  --------
1        $ 679     $ 618     $ 288     $77     $  84     $  91
--       -----     -----     -----     ---     -----     -----
3          899       973       582     240       262       284
--       -----     -----     -----     ---     -----     -----
5        1,136     1,354     1,001     417       455       493
--       -----     -----     -----     ---     -----     -----
10       1,816     1,958     2,169     930     1,014     1,096
--       -----     -----     -----     ---     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      R6      INST         S
-------  --------  --------  --------  ------  --------  --------
1        $ 679     $ 218     $ 188     $77     $  84     $  91
--       -----     -----     -----     ---     -----     -----
3          899       673       582     240       262       284
--       -----     -----     -----     ---     -----     -----
5        1,136     1,154     1,001     417       455       493
--       -----     -----     -----     ---     -----     -----
10       1,816     1,958     2,169     930     1,014     1,096
--       -----     -----     -----     ---     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2015: 76%.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund invests at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges), and may invest up to 20% of net assets in foreign debt securities, including convertible bonds. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund's equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management will select approximately 50 stocks of companies that offer economic value utilizing the Cash Return on Capital Invested (CROCI (Reg. TM)) strategy as the primary factor, in addition to other factors. Under the CROCI (Reg. TM) strategy, economic value is measured using various metrics such as the CROCI (Reg. TM) Economic Price Earnings Ratio (CROCI (Reg. TM) Economic P/E Ratio). The CROCI (Reg. TM) Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI (Reg. TM) Economic P/E Ratio and other CROCI (Reg. TM) metrics may be adjusted from time to time. The CROCI (Reg. TM) strategy may apply other measures of company valuation, as determined by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI (Reg. TM) strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 50 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. Portfolio management will select stocks from a universe consisting of approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks.


The fund is rebalanced periodically in accordance with the CROCI (Reg. TM) strategy's rules (re-selecting approximately 50 stocks that will make up the fund), and the regional weighting in the fund is targeted to match the regional weighting of the fund's benchmark, the MSCI EAFE Index. The region-neutral approach attempts to reduce the risk of significant regional over or underweights in the fund relative to the MSCI EAFE Index benchmark. The CROCI (Reg. TM) strategy does not form opinions about relative attractiveness of different regions and targets region neutrality in order to seek to reduce currency risks relative to the benchmark, as well keeping the focus of the strategy on stock selection, rather than regional allocation. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce the annual turnover of the strategy. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the fund with tax efficiency in mind. The CROCI (Reg. TM) strategy is supplied by the CROCI (Reg. TM) Investment Strategy and Valuation Group, a unit within Deutsche Asset & Wealth Management, through a licensing agreement with the fund's Advisor.


Portfolio management may utilize forward currency contracts to hedge against changes in value of the non-US currency exposure of the fund's investments. To maintain an approximate hedge against such changes, portfolio management expects to periodically reset the fund's forward currency contracts.


CROCI (Reg. TM) INVESTMENT PROCESS. The CROCI (Reg. TM) Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI (Reg. TM) Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis resulting in what portfolio management believes is an effective and efficient stock selection process targeting investment in real value. Many technical aspects of the generally accepted accounting principles of large public financial companies make these companies poorly suited to consistent valuation using standards maintained by the CROCI (Reg. TM) Investment Strategy and Valuation Group. Accordingly, financial stocks have been excluded from the fund's investable universe.


DERIVATIVES. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to certain foreign markets that may not permit direct investment.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.



                                       2
                                     Deutsche CROCI (Reg. TM) International Fund
                                             SUMMARY PROSPECTUS December 1, 2015

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price. To the extent that the fund invests in a particular geographic region, capitalization or sector, the fund's performance may be affected by the general performance of that region, capitalization or sector.


CROCI (Reg. TM) RISK. The fund will be managed using the CROCI (Reg. TM) Investment Process which is based on portfolio management's belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI (Reg. TM)( )Economic P/E ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.


The calculation of financial metrics used by the fund (such as, among others, the CROCI (Reg. TM) Economic P/E ratio) are determined by the CROCI (Reg. TM)( )Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI (Reg. TM) Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI (Reg. TM) strategy.


CURRENCY RISK. Changes in currency exchange rates may affect the value of the fund's investment and the fund's share price. To the extent the fund's forward currency contracts are not successful in hedging against such changes, the fund's US dollar share price may go down if the value of the local currency of the non-US markets in which the fund invests depreciates against the US dollar. This is true even if the local currency value of securities in the fund's holdings goes up. Furthermore, the fund's use of forward currency contracts may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country's government.


In order to minimize transaction costs or for other reasons, the fund's exposure to non-US currencies of the fund's investments may not be fully hedged at all times. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment and the fund may have to sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


DERIVATIVES RISK. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could



                                       3
                                     Deutsche CROCI (Reg. TM) International Fund
                                             SUMMARY PROSPECTUS December 1, 2015
expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Prior to February 28, 2014, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the investment strategy described above had been in effect.


Class R6 is a new class of shares and therefore does not have a full calendar year of performance available.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2005       2006       2007        2008       2009       2010       2011       2012       2013       2014
  15.94      25.76      14.25       -48.28     32.66      2.21       -16.71     20.39      20.13       -0.11





                    RETURNS    PERIOD ENDING
 BEST QUARTER      22.81%      September 30, 2009
 WORST QUARTER     -26.78%     September 30, 2008
 YEAR-TO-DATE       -8.28%     September 30, 2015

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2014 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                    CLASS           1          5         10
                                INCEPTION        YEAR      YEARS      YEARS
                             ------------  ----------  ---------  ---------
CLASS A before tax             8/2/1999        -5.85       3.00       2.85
---------------------------  ----------       ------       ----       ----
  After tax on distribu-
  tions                                        -9.18       1.94       2.21
  After tax on distribu-
  tions and sale of fund
  shares                                       -2.55       2.18       2.28
---------------------------  ----------       ------       ----       ----
CLASS B before tax           12/29/2000        -3.70       3.15       2.56
---------------------------  ----------       ------       ----       ----
CLASS C before tax           12/29/2000        -0.85       3.42       2.66
---------------------------  ----------       ------       ----       ----
INST CLASS before tax        12/29/2000        0.25        4.67       3.91
---------------------------  ----------       ------       ----       ----
CLASS S before tax            6/18/1953        0.17        4.54       3.78
---------------------------  ----------       ------       ----       ----
MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI)
EUROPE, AUSTRALASIA, FAR
EAST (EAFE) INDEX
(reflects no deduction for
fees, expenses or taxes)                       -4.90       5.33       4.43
---------------------------  ----------       ------       ----       ----
MSCI EAFE US DOLLAR
HEDGED INDEX (reflects
no deduction for fees,
expenses or taxes)                             5.67        7.87       6.03
---------------------------  ----------       ------       ----       ----

The Advisor believes that the MSCI EAFE Index generally reflects the expected regional allocations of the fund's overall investments. The Advisor believes the additional MSCI EAFE US Dollar Hedged Index generally reflects the fund's expected regional allocations without the currency impact.



                                       4
                                     Deutsche CROCI (Reg. TM) International Fund
                                             SUMMARY PROSPECTUS December 1, 2015

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

DI KUMBLE, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2014.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                               AUTOMATIC
                                              UGMAS/          INVESTMENT
                   NON-IRA            IRAS     UTMAS               PLANS
         -----------------  --------------  --------  ------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R6              None              N/A         N/A             N/A
--           -----                ----       -----            ----
INST     1,000,000                N/A         N/A             N/A
--       ---------                ----       -----            ----
S            2,500               1,000       1,000           1,000
--       ---------               -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Class R6 and Institutional Class shares. Because Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.



TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class R6 shares are generally available only to certain retirement plans. Class S shares are only available to a limited group of investors.


TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.


                                       5
                                     Deutsche CROCI (Reg. TM) International Fund
                                    SUMMARY PROSPECTUS December 1, 2015 DCIF-SUM